MUNICIPAL INCOME TRUST II       Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS December 31, 1995

DEAR SHAREHOLDER:

Bonds rallied significantly during 1995. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 slowed economic growth and caused bonds to advance throughout the year. The trend toward lower long-term interest rates was aided by the central bank's easing of short-term interest rates in July and December.

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from 6.97 percent in December 1994 to
5.71 percent at the end of December 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 126 basis point drop in yield corresponded to a 10 percent price increase for callable municipal bonds with 30-year maturities. Yields on 1-year municipal notes experienced a similar move, declining from 4.95 to 3.60 percent. At the end of the year, the yield pickup for extending maturity from 1-year (3.60%) to 30-years (5.71%) was 211 basis points.

Tax-exempt bond prices began the year by outperforming the prices of U.S. Treasury bonds, but gradually deteriorated. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring, the municipal market began to discount the risk of comprehensive changes in the tax code created by flat-tax rhetoric from Washington. This caused the yield ratio to move above 90 percent during the summer and end the year at 95 percent. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

---------------
*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

MUNICIPAL INCOME TRUST II

Despite a resurgence in new issue volume in the second half of 1995, the municipal market continued to experience consolidation. Municipal underwriting was down 25 percent through June 1995, but ended the year only 5 percent below 1994's level. This followed a 44 percent drop in volume for all of 1994. Lower underwriting volume and diminished profitability caused several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have influenced the municipal market since early 1995. Most tax-reform discussions have been based on concepts containing broad assumptions and lacking specific details. The various plans seek to simplify the tax process, but raise questions about the fairness of changing from a progressive tax structure. Flat-tax proposals call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. As politicians have focused more on tax reform as an issue in the 1996 elections, media coverage has expanded from the financial page to the front page. Municipal bonds have periodically come under political pressure in the past. For example, prior to passage of major tax reform legislation in 1986, municipal yields briefly exceeded taxable yields.

Flat-tax proposals would also affect municipal credits. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents an attempt to shift tax accountability from the federal level to local governments. Taxpayer recognition of the extent of the changes under consideration may impede the passage of comprehensive tax reform.

PERFORMANCE

The net asset value of Municipal Income Trust II rose from $9.75 to $10.35 per share during the fiscal year ended December 31, 1995. Based on this NAV change, plus reinvestment of tax-free dividends totaling $0.63 per share and capital gains distributions totaling $0.12 per share, the Fund's total return was 14.63 percent. Over the same period, the Fund's market price on the New York Stock Exchange appreciated from $9.125 to $10.00 per share. Based on this market price change and reinvestment of tax-free dividends and distributions, the Fund's total return was 18.34 percent. The Fund began the

MUNICIPAL INCOME TRUST II
period trading at a 6 percent discount to NAV and closed at a 3 percent discount. Undistributed net investment income totaled $0.105 per share on December 31, 1995, versus $0.084 per share a year ago.

PORTFOLIO STRUCTURE

On December 31, 1995, the Fund's $287
million in net assets was diversified
among 14 long-term municipal sectors
and 58 credits. The three largest
sectors -- refunded, resource recovery
and industrial development/pollution
control revenue bonds -- represented
approximately 35 percent of the
portfolio. Bonds callable in the next
four years were reduced from 54 to 38
percent of the portfolio. Call
protection was maintained at 6 years on
average. The average maturity of the
long-term portfolio moved from 19 to 20
years. Credit quality was upgraded
during 1995. Long-term holdings rated
AA and AAA increased from 30 to 45
percent. The credit quality of the
portfolio is illustrated at the right.

                                             MOODY'S OR STANDARD & POOR'S CREDIT
                                                           RATING
                                                   AS OF DECEMBER 31, 1995
                                             (% OF TOTAL LONG-TERM INVESTMENTS)

AAA OR AAA                                                  33
NOT RATED                                                    8
BAA OR BBB                                                  15
A OR A                                                      32
AA OR AA                                                    12

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's latest interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemptions, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund,

MUNICIPAL INCOME TRUST II
when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended December 31, 1995, the Fund purchased and retired 217,150 shares of common stock at a weighted average market discount of 5.78 percent.

We appreciate your ongoing support of Municipal Income Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/s/  CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST II

PORTFOLIO OF INVESTMENTS December 31, 1995

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (103.6%)
              General Obligation (8.4%)
$  2,250      California, Various Purpose dtd 10/01/92 (MBIA).........................      6.00 %     10/01/21    $  2,346,165
   3,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA).............      5.00       09/01/19       2,894,880
   5,250      Chicago, Illinois, Refg Ser 1995 A-2 (AMBAC) (WI).......................      6.25       01/01/14       5,739,143
   2,450      Rosemont, Illinois, 1993 Ser B..........................................      5.50       12/01/07       2,572,182
   3,000      Massachusetts, 1995 Ser B (AMBAC).......................................      5.50       07/01/15       3,058,950
   3,000      New York City, New York, 1995 Ser D (MBIA)..............................      6.20       02/01/07       3,335,880
   4,000      New York State, Refg Ser 1995 B.........................................      5.70       08/15/10       4,220,800
--------                                                                                                             ----------
  22,950                                                                                                             24,168,000
--------                                                                                                           ------------
              Educational Facilities Revenue (6.1%)
   4,000      California Public Works Board, University of California 1993 Ser A......      5.50       06/01/21       3,914,080
   3,000      Massachusetts Health & Educational Facilities Authority, Boston College
               Ser K..................................................................      5.25       06/01/18       2,953,260
   2,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA)......................................................      6.25       05/15/25       2,155,320
              New York State Dormitory Authority, State University
   2,000       1990 Ser A.............................................................      7.50       05/15/13       2,464,320
   2,000       1993 Ser A.............................................................      5.25       05/15/15       1,929,180
   4,000      Delaware County Authority, Pennsylvania, Villanova University Ser 1995
               (AMBAC)................................................................      5.70       08/01/15       4,102,160
--------                                                                                                             ----------
  17,000                                                                                                             17,518,320
--------                                                                                                           ------------
              Electric Revenue (8.6%)
  10,000      South Carolina Public Service Authority, Refg Ser 1996 A (MBIA) (WI)....      5.75       01/01/13      10,281,100
  12,000      San Antonio, Texas, Electric & Gas Refg Ser 1994........................      4.70       02/01/06      11,735,880
   2,575      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990
               B......................................................................      7.00       07/01/12       2,823,874
--------                                                                                                             ----------
  24,575                                                                                                             24,840,854
--------                                                                                                           ------------
              Hospital Revenue (6.5%)
   1,320      Illinois Health Facilities Authority, Glen Oaks Medical Center Inc Refg
               1990 Ser D.............................................................      9.50       11/15/15       1,567,078
   4,500      Missoula County, Montana, Community Medical Center Inc Refg Ser 1988
               B......................................................................      9.00       06/01/18       4,924,755
   3,500      New York State Medical Care Facilities Finance Agency, Montefiore
               Medical Center - FHA Insured Mtge 1989 Ser A...........................      7.25       02/15/24       3,806,390
   1,295      Ward County, North Dakota, Trinity Obligated Group Crossover Refg Ser
               1991 B.................................................................      7.50       07/01/21       1,412,560
   6,500      Muskingum County, Ohio, Franciscan Health Advisory Services Ser 1987....      7.50       03/01/12       6,902,675
--------                                                                                                             ----------
  17,115                                                                                                             18,613,458
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
              Industrial Development/Pollution Control Revenue (8.8%)
$  5,500      Wamego, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA)................      7.00 %     06/01/31    $  6,229,850
   5,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................      6.15       07/01/26       5,270,000
   2,000      Dayton, Ohio, Emery Air Freight Corp Ser 1988 A.........................     12.50       10/01/09       2,318,840
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)..................................................................      7.375      12/01/20       5,370,350
              Lexington County, South Carolina, Ellett Brothers Inc
   1,000       Refg Ser 1988..........................................................     10.625      09/01/02       1,043,550
   1,000       Refg Ser 1988..........................................................     10.625      09/01/08       1,043,640
   4,000      Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995.....................      6.00       11/01/14       3,989,320
--------                                                                                                             ----------
  23,500                                                                                                             25,265,550
--------                                                                                                           ------------
              Mortgage Revenue - Multi-Family (0.7%)
   2,715      Eden Prairie, Minnesota, Fountain Place Apts Phase II Ser 1989 A........      9.75       07/15/19       2,090,550
--------                                                                                                             ----------
              Mortgage Revenue - Single Family (8.7%)
   5,000      Alaska Housing Finance Corporation Inc, 1993 1st Ser....................      5.90       12/01/33       5,025,800
   2,000      California Housing Finance Agency, 1995 Ser B (AMT) (AMBAC).............      6.25       08/01/14       2,036,440
  19,480      Pinnellas County Housing Finance Authority, Florida, Ser 1983...........      0.00       01/01/15       2,785,445
  11,590      Illinois Housing Development Authority, Ser 1984 B......................      0.00       02/01/16       1,509,018
   1,135      Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)....................      8.00       11/01/20       1,206,153
   5,500      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)....................      6.40       11/15/23       5,590,750
   2,195      New Hampshire Housing Finance Authority, Residential GNMA-Backed Ser
               1988 A (AMT)...........................................................      7.70       07/01/29       2,306,374
  34,710      Southeast Texas Housing Finance Corporation, GNMA-Backed Ser 1988 A.....      0.00       04/01/21       4,437,326
--------                                                                                                             ----------
  81,610                                                                                                             24,897,306
--------                                                                                                           ------------
              Nursing & Health Related Facilities Revenue (3.4%)
   3,000      Iowa Finance Authority, Mercy Health Initiatives Ser 1989...............      9.95       07/01/19       3,230,760
   2,975      Chester County Industrial Development Authority, Pennsylvania, RHA/PA
               Nursing Homes Inc Ser 1989.............................................     10.125      05/01/19       3,281,217
   4,580      Kirbyville Health Facilities Development Corporation, Texas, Heartway
               III Corp Ser 1988 A....................................................     11.25       03/20/21       3,114,400
--------                                                                                                             ----------
  10,555                                                                                                              9,626,377
--------                                                                                                           ------------
              Public Facilities Revenue (4.4%)
   5,000      New York State Dormitory Authority, Court Facs Ser A....................      5.625      05/15/13       4,947,750
   7,000      Virginia Port Authority, Commonwealth Port Ser 1988 (AMT)...............      8.20       07/01/08       7,697,340
--------                                                                                                             ----------
  12,000                                                                                                             12,645,090
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Resource Recovery Revenue (11.7%)
$  1,500      Regional Waste Systems Inc, Maine, 1986 Ser D-F (AMT)...................      8.15 %     07/01/11    $  1,654,905
   7,000      Northeast Maryland Waste Disposal Authority, Montgomery County
               Ser 1993 A (AMT).......................................................      6.30       07/01/16       7,289,310
   7,095      Greater Detroit Resource Recovery Authority, Michigan, Ser H............      9.25       12/13/08       7,327,077
  16,000      Lancaster County Solid Waste Management Authority, Pennsylvania,
               1988 Ser A (AMT).......................................................      8.50       12/15/10      17,312,480
--------                                                                                                             ----------
  31,595                                                                                                             33,583,772
--------                                                                                                           ------------
              Tax Allocation (3.5%)
   5,000      El Cajon Redevelopment Agency, California, Refg Ser 1992 (AMBAC)........      6.60       10/01/22       5,447,000
   5,000      Rosemead Redevelopment Agency, California, 1993 Ser A...................      5.60       10/01/33       4,590,900
--------                                                                                                             ----------
  10,000                                                                                                             10,037,900
--------                                                                                                           ------------
              Transportation Facilities Revenue (7.8%)
              Allegheny County, Pennsylvania, Greater Pittsburgh Int'l Airport
   5,500       Ser 1988 C (AMT) (MBIA)................................................      8.25       01/01/16       5,995,275
  10,500       Ser 1988 D (AMT) (FGIC)................................................      7.75       01/01/19      11,153,625
   5,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............      6.125      11/15/25       5,265,050
--------                                                                                                             ----------
  21,000                                                                                                             22,413,950
--------                                                                                                           ------------
              Water & Sewer Revenue (6.8%)
   4,000      Dade County, Florida, Ser 1995 (FGIC)...................................      5.50       10/01/18       4,041,040
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................      6.375      01/01/24       2,158,480
              Massachusetts Water Resources Authority,
   4,000       1993 Ser C.............................................................      5.25       12/01/20       3,870,280
   5,000       1995 Ser B (MBIA) (WI).................................................      5.00       12/01/25       4,761,550
   5,000      Upper Occoquan Sewerage Authority, Virginia, Regional Sewerage
               Ser 1995 A (MBIA) (WI).................................................      5.00       07/01/25       4,777,450
--------                                                                                                             ----------
  20,000                                                                                                             19,608,800
--------                                                                                                           ------------
              Other Revenue (3.7%)
   3,500      California Special Districts Finance Authority, 1988 Ser A COPs.........      8.50       07/01/18       3,854,830
   4,360      Tampa, Florida, Cap Impr Ser 1988 A.....................................      8.25       10/01/18       4,785,928
   2,000      New York Local Government Assistance Corporation, Ser 1995 A............      6.00       04/01/24       2,096,600
--------                                                                                                             ----------
   9,860                                                                                                             10,737,358
--------                                                                                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              Refunded (14.5%)
$ 20,100      San Francisco Redevelopment Agency, California, George R Moscone
               Convention Ctr Ser 1988 (Crossover)....................................      0.00+%     07/01/14    $ 14,245,473
  19,580      Boulder County, Colorado, National Center for Atmospheric Research Ser
               1988 (Crossover).......................................................      8.25       12/01/13      21,894,552
  30,000      Indianapolis, Local Public Improvement Bond Bank, Indiana, Ser 1988 D...      0.00      02/01/98++      5,292,600
---------                                                                                                            ----------
  69,680                                                                                                             41,432,625
---------                                                                                                          ------------
 374,155      TOTAL MUNICIPAL BONDS (Identified Cost $278,288,294).............................................     297,479,910
---------
                                                                                                                     ----------
              SHORT-TERM MUNICIPAL OBLIGATION (3.1%)
   9,000      Parish Industrial Development Board, Alabama, Alabama Power Co Refg Ser
---------      1994 (Demand 01/02/96) (Identified Cost $9,000,000)....................      6.00*      06/01/15       9,000,000
                                                                                                                   ------------
$383,155      TOTAL INVESTMENTS (Identified Cost $287,288,294) (a).....................................  106.7%     306,479,910
===========
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...........................................   (6.7)     (19,235,546)
                                                                                                           ----      ----------
              NET ASSETS...............................................................................  100.0%    $287,244,364
                                                                                                           ====      ==========

---------------------

  AMT     Alternative Minimum Tax.
 COPs     Certificates of Participation.
  WI      Security purchased on a when issued basis.
   +      Currently a zero coupon bond; will convert to 8.50% on July 1, 2002.
   *      Current coupon of variable rate security.
  ++      Prerefunded to call date shown.
  (a)     The aggregate cost for federal income tax purposes is $287,288,294; the aggregate gross unrealized appreciation is $21,924,932 and the aggregate gross unrealized depreciation is $2,733,316, resulting in net unrealized appreciation of $19,191,616.
Bond Insurance:
 AMBAC    AMBAC Indemnity Corporation.
 FGIC     Financial Guaranty Insurance Company.
 MBIA     Municipal Bond Investors Assurance Corporation.

--------------------------------------------------------------------------------
                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                December 31, 1995

  Alabama.............   3.1%
  Alaska..............   1.7
  California..........  13.7
  Colorado............   7.6
  Florida.............   4.1
  Illinois............   4.7
  Indiana.............   1.8
  Iowa................   1.1
  Kansas..............   2.6
  Maine...............   2.5%
  Maryland............   2.5
  Massachusetts.......   5.1
  Michigan............   2.6
  Minnesota...........   0.7
  Montana.............   1.7
  New Hampshire.......   0.8
  New Jersey..........   0.8
  New York............   9.8
  North Dakota........   0.5%
  Ohio................   3.2
  Oklahoma............   1.9
  Pennsylvania........  14.6
  South Carolina......   4.3
  Texas...............   9.9
  Virginia............   4.3
  Washington..........   1.1
                       ----
  Total............... 106.7%
                        ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
ASSETS:
Investments in securities, at value
 (identified cost $287,288,294).......................................    $306,479,910
Cash..................................................................         601,574
Receivable for:
    Interest..........................................................       4,501,946
    Investments sold..................................................         566,870
Prepaid expenses......................................................           6,798
                                                                            ----------
    TOTAL ASSETS......................................................     312,157,098
                                                                            ----------
LIABILITIES:
Payable for:
    Investments purchased.............................................      24,641,815
    Investment advisory fee...........................................         112,563
    Administration fee................................................          70,807
Accrued expenses......................................................          87,549
                                                                            ----------
    TOTAL LIABILITIES.................................................      24,912,734
                                                                            ----------
NET ASSETS:
Paid-in-capital.......................................................     263,812,576
Net unrealized appreciation...........................................      19,191,616
Accumulated undistributed net investment income.......................       2,907,831
Accumulated undistributed net realized gain...........................       1,332,341
                                                                            ----------
    NET ASSETS........................................................    $287,244,364
                                                                            ----------
                                                                            ----------
NET ASSET VALUE PER SHARE, 27,757,966 shares outstanding
 (unlimited shares authorized of $.01 par value)......................          $10.35
                                                                                 -----
                                                                                 -----

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

STATEMENT OF OPERATIONS
For the year ended December 31, 1995
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $20,193,574
                                                                             ---------
EXPENSES
Investment advisory fee................................................      1,098,461
Administration fee.....................................................        690,526
Transfer agent fees and expenses.......................................        122,682
Professional fees......................................................         60,301
Registration fees......................................................         32,789
Shareholder reports and notices........................................         29,003
Trustees' fees and expenses............................................         28,738
Custodian fees.........................................................         14,666
Other..................................................................         15,134
                                                                             ---------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................      2,092,300
    LESS: EXPENSE OFFSET...............................................        (14,644)
                                                                             ---------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................      2,077,656
                                                                             ---------
    NET INVESTMENT INCOME..............................................     18,115,918
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain......................................................      4,656,870
Net change in unrealized appreciation..................................     14,686,044
                                                                             ---------
    NET GAIN...........................................................     19,342,914
                                                                             ---------
NET INCREASE...........................................................    $37,458,832
                                                                             ---------
                                                                             ---------

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

STATEMENT OF CHANGES IN NET ASSETS

                                                      FOR THE YEAR        FOR THE YEAR
                                                          ENDED               ENDED
                                                      DECEMBER 31,        DECEMBER 31,
                                                          1995                1994
     ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................     $  18,115,918       $  18,783,792
Net realized gain................................         4,656,870           1,345,242
Net change in unrealized appreciation............        14,686,044         (28,993,284)
                                                        -----------         -----------
    NET INCREASE (DECREASE)......................        37,458,832          (8,864,250)
                                                        -----------         -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income............................       (17,553,203)        (18,024,634)
Net realized gain................................        (3,238,189)         (3,962,043)
                                                        -----------         -----------
    TOTAL........................................       (20,791,392)        (21,986,677)
                                                        -----------         -----------
Net decrease from transactions in shares of
 beneficial interest.............................        (2,069,930)         (6,682,683)
                                                        -----------         -----------
    TOTAL INCREASE (DECREASE)....................        14,597,510         (37,533,610)
NET ASSETS:
Beginning of period..............................       272,646,854         310,180,464
                                                        -----------         -----------
    END OF PERIOD
    (Including undistributed net investment
    income of $2,907,831 and $2,345,116,
    respectively)................................     $ 287,244,364       $ 272,646,854
                                                        ===========         ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

NOTES TO FINANCIAL STATEMENTS December 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 15, 1988 and commenced operations on June 1, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MUNICIPAL INCOME TRUST II

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), an affiliate of Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.40% to the portion of the Fund's average weekly net assets not exceeding $250 million and 0.30% to the portion of the Fund's average weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Adviser. The Investment Adviser also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.25% to the portion of the Fund's average weekly net assets not exceeding $250 million; 0.20% to the portion of the Fund's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% of the portion to the Fund's average weekly net assets exceeding

MUNICIPAL INCOME TRUST II

$500 million but not exceeding $750 million; and 0.133% to the portion of the Fund's average weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $68,747,545 and $52,886,073, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At December 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $15,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,130. At December 31, 1995, the Fund had an accrued pension liability of $52,569 which is included in accrued expenses in the Statement of Assets and Liabilities.

MUNICIPAL INCOME TRUST II

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                  CAPITAL
                                                                                                                  PAID IN
                                                                                                     PAR         EXCESS OF
                                                                                      SHARES        VALUE        PAR VALUE
                                                                                    ----------     --------     ------------
Balance, December 31, 1993......................................................    28,685,916     $286,859     $272,278,330
Treasury shares purchased and retired (weighted average discount 6.88%)*........      (710,800)      (7,108)      (6,675,575)
                                                                                      --------      -------       ----------
Balance, December 31, 1994......................................................    27,975,116      279,751      265,602,755
Treasury shares purchased and retired (weighted average discount 5.78%)*........      (217,150)      (2,172)      (2,067,758)
                                                                                      --------      -------       ----------
Balance, December 31, 1995......................................................    27,757,966     $277,579     $263,534,997
                                                                                      --------      -------       ----------
                                                                                      --------      -------       ----------

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund has declared the following dividends from net investment income:

   DECLARATION         AMOUNT            RECORD               PAYABLE
      DATE           PER SHARE            DATE                  DATE
-----------------    ----------     -----------------    ------------------
 January 2, 1996      $0.0525       January 12, 1996      January 26, 1996
January 30, 1996      $0.0525       February 9, 1996     February 23, 1996

7. SELECTED QUARTERLY FINANCIAL DATA (unaudited)

                                                                              QUARTERS ENDED
                                         ------------------------------------------------------------------
                                              12/31/95                9/30/95               6/30/95                 3/31/95
                                         ---------------         -------------         --------------         ---------------
                                                       PER                   PER                    PER                     PER
                                          TOTAL*      SHARE      TOTAL*     SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                         --------     ------     ------     ------     -------     ------     --------     ------
Total investment income..............    $  5,037     $0.18      $4,964     $0.18      $ 5,117     $0.18      $  5,076     $0.18
Net investment income................       4,503      0.16      4,448       0.16        4,597      0.17         4,568      0.16
Net realized and unrealized gain.....       6,963      0.25      2,035       0.08        1,252      0.04         9,093      0.33

                                                                              QUARTERS ENDED
                                         ------------------------------------------------------------------
                                              12/31/94                9/30/94               6/30/94                 3/31/94
                                         ---------------         -------------         --------------         ---------------
                                                       PER                   PER                    PER                     PER
                                          TOTAL*      SHARE      TOTAL*     SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                         --------     ------     ------     ------     -------     ------     --------     ------
Total investment income..............    $  5,185     $0.18      $5,239     $0.19      $ 5,230     $0.18      $  5,320     $0.18
Net investment income................       4,620      0.16      4,710       0.17        4,686      0.16         4,768      0.17
Net realized and unrealized gain
 (loss)..............................     (10,186)    (0.33)     1,454       0.05       (7,155)    (0.25)      (11,761)    (0.41)

---------------------
* Amounts in thousands.

MUNICIPAL INCOME TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE YEAR ENDED DECEMBER 31
                                                                           -----------------------------------------------
                                                                      1995*        1994*        1993*        1992*        1991*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................     $ 9.75       $10.81      $ 10.46       $10.34       $ 9.79
                                                                       -----        -----       ------        -----        -----
Net investment income............................................       0.65         0.66         0.69         0.70         0.71
Net realized and unrealized gain (loss)..........................       0.70        (0.94)        0.35         0.12         0.54
                                                                       -----        -----       ------        -----        -----
Total from investment operations.................................       1.35        (0.28)        1.04         0.82         1.25
                                                                       -----        -----       ------        -----        -----
Less dividends and distributions from:
   Net investment income.........................................      (0.63)       (0.64)       (0.69)       (0.69)       (0.67)
   Net realized gain.............................................      (0.12)       (0.14)         --**       (0.01)       (0.03)
                                                                       -----        -----       ------        -----        -----
Total dividends and distributions................................      (0.75)       (0.78)       (0.69)       (0.70)       (0.70)
                                                                       -----        -----       ------        -----        -----
Net asset value, end of period...................................     $10.35       $ 9.75      $ 10.81       $10.46       $10.34
                                                                       -----        -----       ------        -----        -----
                                                                       -----        -----       ------        -----        -----
Market value, end of period......................................     $10.00       $9.125      $10.875       $10.50       $10.00
                                                                       -----        -----       ------        -----        -----
                                                                       -----        -----       ------        -----        -----
TOTAL INVESTMENT RETURN+.........................................      18.34%      (9.61)%       10.32%       12.23%       16.12%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................       0.74%        0.76%        0.75%        0.86%        0.86%
Net investment income............................................       6.41%        6.48%        6.46%        6.70%        7.05%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $287,244     $272,647     $310,180     $300,173     $296,554
Portfolio turnover rate..........................................         19%          10%          12%           7%          15%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Includes a distribution of $0.004 per share.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust II (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 1996

      --------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (unaudited)

         During the year ended December 31, 1995, the Fund paid to the shareholders $0.63 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1995, the Fund paid to shareholders $0.12 per share from long-term capital gains.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo                                 MUNICIPAL
Edwin J. Garn                                          INCOME
John R. Haire                                          TRUST II
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
-------------------------------------------------

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey  07311


INDEPENDENT ACCOUNTANTS
-------------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036


INVESTMENT ADVISER
-------------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048





                                                       ANNUAL REPORT
                                                       DECEMBER 31, 1995